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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 21, 2001
                        (Date of Earliest Event Reported)

                            ORION TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                             1133 21st Street, N.W.
                                    8th Floor
                             Washington, D.C. 20036
               (Address of principal executive offices (zip code))

                                 (202) 822-0114
              (Registrant's telephone number, including area code)

        Nevada                     000-29673                         88-0369588
(State of incorporation)    (Commission File Number)     (IRS Employer Identification No.)

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ITEM 5.  OTHER EVENTS

         On November 29, 2001, the former shareholders of Orion Technology, Inc.'s wholly owned subsidiary, Transaction Verification System, Inc. ("TVS"), filed a lawsuit in the Circuit Court of Arlington County, Virginia alleging that Orion had not fulfilled its obligations under the Agreement and Plan of Merger dated June 8, 2000 (the "Merger Agreement") by and among Orion, TVS and Hancock Holdings, Inc., a wholly-owned subsidiary of Orion. The plaintiffs sought damages in the amount of $1,223,820 and rescission of the Merger Agreement. In order to settle this complaint, Orion and the plaintiffs entered into a settlement agreement dated December 21, 2001 (the "Settlement Agreement") pursuant to which Orion has agreed to:

                - Pay legal fees of the plaintiffs in the aggregate amount of $25,000 in installments of $15,000 on December 31, 2001 and $10,000 on January 31, 2001;

                - Pay to the former shareholders of TVS an aggregate amount of approximately $100,000 by January 31, 2002 as settlement of notes owed by TVS to certain of the shareholders and certain other obligations of Orion under the Merger Agreement; and

                - Either arrange financing for, or contribute capital to, TVS in the amount of $100,000 by February 28, 2002.

         The items in the last two bullet points above were both conditions of the original Merger Agreement between Orion and TVS.

         The obligations of Orion under the Settlement Agreement are contingent upon the following:

                - Orion's ability to obtain financing in amounts sufficient to meet its obligations under the Settlement Agreement by the applicable deadlines; and

                - Plaintiffs filing with the Circuit Court for Arlington County, Virginia a notice of dismissal, without prejudice, in the action titled David C. Haeberle, et al. v. Orion Technologies, Inc., Law No. 01-911 (Circuit Court for Arlington County, Virginia).

         Plaintiffs filed a notice of dismissal of their suit with the Circuit Court for Arlington County, Virginia on December 26, 2001. The plaintiffs retain the right to re-instate and/or re-file their suit against Orion if Orion does not comply with its obligations under the Settlement Agreement by the applicable deadlines set forth in the Settlement Agreement.



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  ORION TECHNOLOGIES, INC.,
                                  A Nevada Corporation

Date:    December 31, 2001          By : /s/ A. Frans Heideman
                                         ------------------------------------
                                         A. Frans Heideman,
                                         President and Chief Executive Officer




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